UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report  (Date of earliest event reported)                        July 15, 2004

Intrado Inc.

(Exact name of registrant as specified in charter)

Delaware

(State or other jurisdiction of incorporation)

000-29678	84-0796285
(Commission File Number)	(IRS Employee Identification No.)

1601 Dry Creek Drive, Longmont, Colorado	80503
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code                         (720) 494-5800

Not Applicable

(Former name or former address, if changed since last report)

Item 7.  Financial Statements and Exhibits.

Exhibits:

Exhibit Number	Description

20.1	Press Release Issued by Intrado Inc. on July 15, 2004.

Item 12. Disclosure of Results of Operations and Financial Condition.

On July 15, 2004, we issued a press release announcing preliminary results for the quarter ended June 30, 2004. The full text of the press release is attached as Exhibit 20.1 to this report.  The information contained in the website cited in the press release is not a part of this report.

The information contained in Item 12 of this report and Exhibit 20.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as expressly set forth by specific reference in such a filing.

SIGNATURE

                Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Intrado Inc.
(Registrant)

Date: July 15, 2004	By:	/s/ Michael D. Dingman, Jr.
Michael D. Dingman, Jr. Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

20.1	Press Release Issued by Intrado Inc. on July 15, 2004.